Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-E

KEY PERFORMANCE FACTORS
February 28, 2001



Expected B Maturity 05/17/2010


Blended Coupon 7.9030%


Excess Protection Level
3 Month Average   4.58%
February, 2001   7.02%
January, 2001   6.58%
December, 2000   0.12%


Cash Yield19.48%


Investor Charge Offs 4.62%


Base Rate 7.84%


Over 30 Day Delinquency 5.13%


Seller's Interest 8.26%


Total Payment Rate13.44%


Total Principal Balance$57,174,868,500.05


 Investor Participation Amount$590,000,000.00


Seller Participation Amount$4,724,177,938.56